EXHIBIT 99.2



                                                         EXPRESS SCRIPTS, INC.
                                                                Table 1
                                                    Unaudited Operating Statistics
                                   (in thousands, except per claim, per member and percentage data)

                             ------------------------------------------------   --------------------------------------------------
                                           Three months ended                                       Year ended
                                               December 31,                                        December 31,
                             ------------------------------------------------   --------------------------------------------------
                                  2000              1999             % Var.          2000                1999            % Var.
                             --------------    ---------------    -----------   ---------------     ---------------    -----------
Drug Spending
Drug spend, excl. UHC        $ 2,999,854       $ 2,663,853          12.6%       $ 11,198,727        $  8,738,648        28.2%
UHC                               79,142           866,005         -90.9%          2,675,964           2,421,741        10.5%
                             ---------------   ---------------                  --------------      ---------------
Total                        $ 3,078,996       $ 3,529,858         -12.8%         13,874,691          11,160,389        24.3%
                             ==============    ===============                  ===============     ===============

Revenue Detail
PBM revenues (1)             $ 1,899,052       $ 1,289,872          47.2%(2)    $  6,698,820        $  4,222,294        58.7%(2)
Non-PBM revenues                  22,447            18,900          18.8%(3)          88,044              65,810        33.8%(3)
                             ---------------   ---------------                  --------------      ---------------
Total revenues               $ 1,921,499       $ 1,308,772          46.8%       $  6,786,864        $  4,288,104        58.3%
                             ==============    ===============                  ===============     ===============
Per Claim
Network revenue/claim        $     20.50       $     10.84          89.1%(2)    $      16.28        $      11.12        46.4%
Mail revenue/claim                119.97            108.36          10.7%             115.77              106.13         9.1%

Claims Detail
Network, excl. UHC                66,469            63,512           4.7%            241,819             211,318        14.4%
Mail                               4,061             3,180          27.7%             15,183              10,608        43.1%
                             --------------    ---------------                  ---------------     ---------------
Total claims,excl. UHC            70,530            66,692           5.8%            257,002             221,926        15.8%
UHC claims                         1,585            21,793         -92.7%             57,765              62,591        -7.7%
                             --------------    ---------------                  ---------------     ---------------
Total claims                      72,115            88,485         -18.5%            314,767             284,517        10.6%
                             ===============   ===============                  ===============     ==============
Adjusted claims (4)               80,237            94,845         -15.4%            345,133             305,733        12.9%
                             ==============    ===============                  ===============     ===============
Membership Detail (5)
Members, excl. UHC                43,500            38,500          13.0%
UHC members                            -             9,500           N/A
                             --------------    ---------------
Total members, incl. UHC          43,500            48,000          -9.4%
                             ==============    ===============
Avg.members, incl. UHC            42,750            47,500         -10.0%             45,575              41,000        11.2%
                             ==============    ===============                  ===============     ===============
Per Avg. Member (6)
Drug spend                   $     72.02       $     74.31          -3.1%       $     304.44        $     272.20        11.8%
Gross profit                 $      3.20       $      2.83          13.2%(7)    $      11.84        $      11.25         5.3%(7)
EBITDA                       $      1.64       $      1.47          11.5%(7)    $       6.12        $       5.83         5.0%(7)

Margin Analysis
Gross profit margin                  7.1%             10.3%        -30.6%(8)             8.0%               10.8%      -26.1%(8)
EBITDA margin                        3.6%              5.3%        -31.7%(8)             4.1%                5.6%      -26.6%(8)

Per Adjusted Claim
Drug spend                  $      38.37       $     37.22           3.1%       $      40.20        $      36.50        10.1%
Gross profit                $       1.71       $      1.42          20.4%(7)    $       1.56        $       1.51         3.7%(7)
EBITDA                      $       0.87       $      0.74          18.6%(7)    $       0.81        $       0.78         3.4%(7)




                              EXPRESS SCRIPTS, INC.
                                     Table 2
                Unaudited Earnings Excluding Non-Recurring Items
                      (in thousands, except per share data)

                                                3 Months Ended December 31,              Year Ended December 31,
                                             ----------------------------------     -----------------------------------
                                                  2000               1999                2000                1999
                                             ---------------    ---------------     ----------------     --------------

Reported income (loss) before income taxes        $  33,867          $ 196,600          $   (4,468)      $    265,466

Non-recurring items:
Write-down of marketable securities(1)                9,707                  -              165,207                  -
Gain on sale of assets(1)                                 -          (182,930)                    -          (182,930)

Stock compensation charge on sale of                      -             19,520                    -             19,520
  assets(1)
Gain on restructuring of interest rate                    -                  -              (1,500)                  -
  swaps
Operational restructurings                                -              1,301                    -             10,701
Interest on temporary debt(2)                             -                  -                    -              6,161
                                             ---------------    ---------------     ----------------     --------------
                                                     43,574             34,491              159,239            118,918
Income before tax excluding non-recurring
items

Provision for income taxes                           17,566             14,856               65,097             51,592
                                             ---------------    ---------------     ----------------     --------------
Net income excluding non-recurring items          $  26,008           $ 19,635             $ 94,142           $ 67,326
                                             ===============    ===============     ================     ==============

Weighted average number of shares
    outstanding during period - diluted(2)           39,502             39,403               39,033             38,125
                                             ===============    ===============     ================     ==============
Diluted earnings per share excluding non-
    recurring items                              $     0.66           $   0.50             $   2.41           $   1.77
                                             ===============    ===============     ================     ==============

(1)   Relates to PlanetRx
(2) Assume that the 1999 equity and debt offerings occurred on April 1, 1999, and exclude financing costs on the temporary debt associated with the acquisition of DPS.


                                         Unaudited Cash Earnings Excluding Non-Recurring Items
                                                                Table 3
                                                 (in thousands, except per share data)

                                             3 Months Ended December 31,                 Year Ended December 31,
                                        ========================================    ==================================
                                                  2000               1999                2000                1999
                                        ========================================    ==================================
Income before tax excluding non-recurring
   items                                           $ 43,574           $ 34,491            $ 159,239         $ 118,918

                                                      8,848              8,750               35,031            28,202
Goodwill amortization                        ---------------    ---------------     ----------------     -------------
Income before tax excluding goodwill
   amortization and non-recurring items              52,422             43,241              194,270           147,120

Provision for income taxes                           19,994             17,243               74,663            58,683
                                             ---------------    ---------------     ----------------     -------------
Net income excluding goodwill amortization
   and non-recurring items                         $ 32,428           $ 25,998           $  119,607          $ 88,437
                                             ===============    ===============     ================     =============
Weighted average number of shares
   outstanding during period - diluted(2)             39,502             39,403               39,033            38,125
                                             ===============    ===============     ================     =============
Diluted Cash earnings per share
   excluding non-recurring items                    $   0.82            $  0.66            $    3.06           $  2.32
                                             ===============    ===============     ================     =============


(2) Assume that the 1999 equity and debt offerings occurred on April 1, 1999, and exclude financing costs on the temporary debt associated with the acquisition of DPS.



                              EXPRESS SCRIPTS, INC.

                                      Notes
                                 (in thousands)


Unaudited Operating Statistics (excludes non-recurring items)

     (1) Our PBM revenues generally include administrative fees, dispensing fees and ingredient costs of pharmaceuticals dispensed from retail pharmacies included in our of our networks or from one of our mail pharmacies, and the associated costs are recorded in cost of revenues (the Gross Basis). Where we only administer the contracts between our clients and the client's retail pharmacy networks we record as revenues only the administrative fee we received from our activities (the Net Basis).

     (2) This increase primarily reflects the transfer of clients to pharmacy networks managed by us (gross method--see footnote 1).

     (3) This increase primarily reflects additional volume in Specialty Distribution Services as a result of a new contract that took effect during the fourth quarter of 1999.

     (4) Adjusted claims represent network claims plus mail claims, which are multiplied by 3, as mail claims are typically 90 day scripts and network claims are generally 30 day scripts.

     (5) Represents members as of January 1, 2001 and 2000, respectively.

     (6) Calculated based on average members.

     (7) Reflects the increase in mail prescriptions and the success in cross-selling additional services to our existing membership.

     (8) Margin analysis is not indicative of profitability-margins are greatly impacted by the transfer of clients to pharmacy networks managed by us (gross basis) from clients' networks (net basis). When we process claims for a client's pharmacy network, all we record as revenue is an administrative fee (net basis). When a client is transferred to one of our networks, we charge the administrative fee and a fee for managing the pharmacy network. In addition, we gross up revenues and cost of revenues to include the ingredient cost (gross basis). Thus, while the margin percentage appears to decline because revenues are grossed up for the ingredient cost, our actual profit per claim and net income improves due to the fee we receive for managing the pharmacy network.


                              EXPRESS SCRIPTS, INC.
                                     Table 4


                             Selected Ratio Analysis
                             As of December 31, 2000

Debt to EBITA ratio (1)                                              1.4x
Interest coverage ratio (1)                                          5.8x
Debt to enterprise value                                             9.1%
Debt to capitalization                                              36.0%

(1)  Uses financial information for the year ended December 31, 2000



                                     Table 5

                          Days Sales Outstanding (DSO)
                             Year ended December 31,
                                ($ in thousands)

                                             2000                  1999
                                             ----                  ----

Total revenue                            $    6,786,864        $    4,288,104
Client/pharmacy pass through (1)              2,812,150             3,570,108
                                        ----------------
                                                              ----------------
Total                                    $    9,599,014        $    7,858,212
                                        ================      ================

Average monthly gross receivables        $      818,551        $      597,160
                                        ================      ================

DSO (in days)                                     31.2                  27.7
                                        ================      ================

(1) For clients that have their own pharmacy network, we record only an administrative fee in revenue (Net Basis). The client/pharmacy pass through reflects the amounts paid to the pharmacies that are not included in revenue, but are recorded as both an Accounts Receivable and Accounts Payable on our books.